Exhibit 10.1

AMENDMENT NO. 7 TO CREDIT AGREEMENT

Amendment No. 7, dated as of June 10, 2022 (this “Amendment”), by and among XPO LOGISTICS, INC., a Delaware corporation (the “Borrower”), certain of the Borrower’s Subsidiaries signatory hereto, the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), relating to the Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as amended, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Agent.

WHEREAS, the Borrower and the Requisite Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.     Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.     Amendments. Effective as of the Amendment No. 7 Closing Date (as defined below), the Credit Agreement shall be deemed amended as set forth below:

(a)            The terms “Contribution”, “Distribution”, “Separation”, “SpinCo”, “Spin Documents” and “Spin Transactions” shall be redefined using the terms “GXO Spin Contribution”, “GXO Spin Distribution”, “GXO Spin Separation”, “GXO SpinCo”, “GXO Spin Documents” and “GXO Spin Transactions”, respectively, with the definitions thereof otherwise unchanged from the Credit Agreement as in effect prior to such amendments.

(b)            The following terms shall be added in alphabetical order:

““Amendment No. 7” means Amendment No. 7 to Credit Agreement dated as of June 10, 2022 among the Borrower, the other Credit Parties thereto, the Lenders party thereto and the Agent.

“Amendment No. 7 Closing Date” has the meaning set forth in Amendment No. 7, and occurred on June 10, 2022.

“NAT SpinCo” means a domestic Person formed or to be formed by or on behalf of the Borrower in connection with the NAT Spin Transactions.

“NAT Spin Contribution” means the transfer of the stock or other Equity Interests of certain Subsidiaries of Borrower holding the assets, liabilities and/or operations of all or a portion of the North American brokered transportation services business and last mile logistics, managed transportation and global forwarding businesses of the Borrower and its Subsidiaries, along with the transfer and assignment of certain related assets and liabilities of the Borrower or its Subsidiaries to NAT SpinCo and its Subsidiaries.

“NAT Spin Distribution” means the distribution, in one or more transactions, to the equityholders of Borrower of at least 80.1% of the Equity Interests of NAT SpinCo (with cash in lieu of any fractional shares, if applicable).

“NAT Spin Separation” means each of the NAT Spin Contribution, the NAT Spin Distribution and each of the other transactions ancillary to or as otherwise part of a plan with the foregoing, including but not limited to any distributions or other transfers of cash and/or other property or liabilities by NAT SpinCo or its Subsidiaries to Borrower or its Subsidiaries in connection with the NAT Spin Contribution and, as and to the extent determined by the Borrower to be necessary or desirable in connection with the foregoing, the assumption by NAT SpinCo or any of its Subsidiaries of any liabilities of Borrower.

“NAT Spin Transactions” means (a) the Incurrence of Indebtedness by NAT SpinCo or a subsidiary of NAT SpinCo, (b) any distributions paid by or on behalf of, or issuances of stock or securities by, NAT SpinCo to the Borrower in connection with the Separation, (c) the consummation of each of the NAT Spin Contribution, NAT Spin Distribution and NAT Spin Separation and the other transactions related thereto or to facilitate the NAT Spin Contribution, NAT Spin Distribution or NAT Spin Separation, as applicable, as determined in good faith by the Borrower, which determination shall be conclusive, (d) the execution and performance of all agreements (along with schedules and exhibits thereto) entered into by or between Borrower or any of its Subsidiaries, on the one hand, and NAT SpinCo or any of its Subsidiaries, on the other hand, relating to or in connection with the NAT Spin Contribution, the NAT Spin Separation, the NAT Spin Distribution or any other transactions necessary to complete the NAT Spin Contribution, the NAT Spin Separation or the NAT Spin Distribution, including but not limited to, the separation and distribution agreement, the transition services agreement, the tax matters agreement, the employee matters agreement, the intellectual property license agreement and the transfer documents (the items in this clause (d), collectively, the “NAT Spin Documents”) and (e) the payment of fees and expenses related to the foregoing.

“SpinCo” means (a) GXO Logistics, Inc. or (b) NAT SpinCo, or both of them, as the context may require.

“Spin Documents” means (a) the GXO Spin Documents or (b) the NAT Spin Documents, or all of them, as the context may require

“Spin Transactions” means (a) the GXO Spin Transactions or (b) the NAT Spin Transactions, or all of them, as the context may require.”

(c)             Section 2.3(b)(ii) shall be amended to (a) add “, clause (b)(ii)(C)” immediately after the first appearance of the phrase “clause (b)(ii)(B)” and (b) include a new clause (C) as follows:

“(C)     With respect to any Net Proceeds received with respect to any Prepayment Disposition prior to or following the Amendment No. 7 Closing Date, at the option of Borrower and so long as no Event of Default shall have occurred and be continuing, Borrower may apply all or any portion of such Net Proceeds to redeem, repurchase, repay or otherwise satisfy Indebtedness for borrowed money of the Borrower or its Restricted Subsidiaries (or to replenish such amounts so applied, or to repay debt the proceeds of which were so applied) within 12 months following receipt of such Net Proceeds, provided, that if any Net Proceeds are no longer intended to be or cannot be so applied, or have not been applied within the time period set forth above, an amount equal to any such Net Proceeds shall be applied as set forth in Section 2.3(a)(ii)(A) or (B) in accordance with the time periods set for therein following Borrower’s reasonable determination that such Net Proceeds are no longer intended to be or cannot be so applied as set forth in this Section 2.3(b)(ii)(C).”

Section 3.     Representations and Warranties. The Borrower and each other Credit Party hereby represents and warrants to the Agent and the Lenders that on the Amendment No. 7 Closing Date:

(i)           no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after the effectiveness of this Amendment; and

(ii)          the representations and warranties set forth in Section 4 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 7 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 4.     Effectiveness. This Amendment shall become effective as of the first date when each of the following conditions shall have been satisfied (the date of satisfaction of such conditions, which date is June 10, 2022, the “Amendment No. 7 Closing Date”):

(i)           The Agent shall have received from the Borrower, each other Credit Party, the Agent and Requisite Lenders (each Lender party hereto, a “Consenting Lender”, and collectively, the “Consenting Lenders”) an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(ii)          The Agent shall have received, for the ratable account of the Consenting Lenders, an amendment fee equal to $5,000,000, which fee shall be shared among the Consenting Lenders based on each Consenting Lender’s pro rata share of the outstanding Loans held by all Consenting Lenders immediately prior to the effectiveness of this Amendment;

(iii)         All fees and out-of-pocket expenses of the Agent required to be paid or reimbursed by the Borrower on the Amendment No. 7 Closing Date under Section 12.3 of the Credit Agreement, shall, to the extent invoiced and provided in writing to the Borrower at least one Business Day prior to the Amendment No. 7 Closing Date, have been paid or reimbursed; and

(iv)         The representations and warranties made pursuant to Section 3 hereof shall be true and correct in all material respects on and as of the Amendment No. 7 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 5.     Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

Section 6.     Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (it being understood and agreed, for the avoidance of doubt, that neither Consenting Lenders nor their assignees may assert, or direct the Agent to assert, any claim or default arising from the consummation of the Spin Transactions (as defined in the Credit Agreement as amended by this Amendment) or from this Amendment). Nothing herein shall be deemed to entitle any Credit Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 7 Closing Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section 7.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

Section 8.     Agent Acting at Direction of Requisite Lenders. By their signature hereto, the Requisite Lenders direct and authorize the Agent to execute this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

XPO LOGISTICS, INC.

By:	/s/ Lorraine Sperling
	Name:	Lorraine Sperling
	Title:	Senior Vice President and Treasurer

[Signature Page – Amendment No. 7 to XPO Senior Secured Term Loan Credit Agreement]

GUARANTORS:

BOUNCE LOGISTICS, LLC
JACOBSON LOGISTICS COMPANY, L.C.
JACOBSON TRANSPORTATION COMP ANY, INC.
JHCI HOLDING USA, INC.
NAT HOLDINGS, LLC
XPO AIR CHARTER, LLC
XPO CNW, INC.
XPO COURIER, LLC
XPO CUSTOMS CLEARANCE SOLUTIONS, LLC
XPO DEDICATED, LLC
XPO ENTERPRISE SERVICES, LLC
XPO GLOBAL FORWARDING, INC.
XPO LAND HOLDINGS, LLC
XPO LAST MILE, INC.
XPO LAST MILE HOLDING, INC.
XPO LOGISTICS EXPRESS, LLC
XPO LOGISTICS FREIGHT, INC.
XPO LOGISTICS MANAGED TRANSPORTATION, LLC
XPO LOGISTICS MANUFACTURING, LLC
XPO LOGISTICS NLM, LLC
XPO LOGISTICS, LLC
XPO LTL HOLDINGS, LLC
XPO LTL SOLUTIONS, LLC
XPO MANUFACTURING HOLDINGS, LLC XPO NAT SOLUTIONS, LLC
XPO PROPERTIES, INC.

By:	/s/ Lorraine Sperling
Name: Lorraine Sperling
Title: Senior Vice President, Treasurer

[Signature Page – Amendment No. 7 to XPO Senior Secured Term Loan Credit Agreement]

AGENT:

MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory

[Signature Page – Amendment No. 7 to XPO Senior Secured Term Loan Credit Agreement]

LENDERS’ SIGNATURE PAGES

[Held on file with Agent]

[Signature Page – Amendment No. 7 to XPO Senior Secured Term Loan Credit Agreement]